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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-41415) and the Registration Statements on Form S-8 (Nos. 333-51193, 33-60093, 33-60091, 33-59091, 33-58148, and 33-58146) of The Warnaco Group, Inc. of our report dated March 2, 1999 appearing on page F-1 of this Annual Report on Form 10-K.

PRICEWATERHOUSECOOPERS LLP
New York, New York
April 1, 1999

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